File No. 2-99356
                                                  Rule 497(e)


            LIBERTY-STEIN ROE FUNDS MUNICIPAL TRUST
             Stein Roe High-Yield Municipals Fund

           Supplement to November 1, 1999 Prospectus
                     ____________________________

     Effective immediately, the investment strategy of Stein Roe
High-Yield Municipals Fund is modified as follows:

      In selecting municipal securities for the Portfolio, the portfolio manager invests at least 65% of its total assets in medium- or lower-rated tax-exempt securities. These securities are at the time of purchase:

      * rated A or below by Standard & Poor's,
      * rated A or below by Moody's Investors Service, Inc.,
      * given a comparable rating by another nationally recognized rating agency, or
      * unrated securities that Stein Roe believes to be of comparable quality.


           This Supplement is Dated November 9, 1999